                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                 Investment Company Act File Number 811-06351

                              Green Century Funds

                               114 State Street
                                   Suite 200
                               Boston, MA 02109
                   (Address of principal executive offices)

                    Green Century Capital Management, Inc.
                               114 State Street
                                   Suite 200
                               Boston, MA 02109
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (617) 482-0800

                       Date of fiscal year end: July 31

                    Date of reporting period: July 31, 2008

Item 1.  Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

                                          ANNUAL REPORT
                            Green Century Balanced Fund
                              Green Century Equity Fund
[LOGO] GREEN CENTURY FUNDS                July 31, 2008

An investment for your future.(R)  114 State Street, Boston, Massachusetts 02109

 For information on the Green Century Funds(R), call 1-800-93-GREEN. For information on how to open an account and account services, call
 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

During turbulent economic times, investors may find it difficult to remain focused on their long-term investment goals. But the Green Century Capital Management, Inc. (Green Century) vision for investing remains steady. Whether the economy is in an up-swing or a downturn, Green Century remains true to its singular mission: fostering a sustainable economy by harnessing the power of green investments.

Green Century strives to realize its mission through a three-pronged strategy. First, we aim to ensure that all of the Green Century Funds' investments meet the Funds' rigorous financial and environmental performance standards. Looking at one of these factors without the other omits critical information. A purely profit-driven enterprise may succeed in providing short-term returns, but may also inflict long-term environmental damage. On the other hand, a strong green idea that does not have a sustainable business model will likely fail in the marketplace.

The Green Century Funds invest in companies of a variety of sizes in a broad array of industries. The Funds' portfolios consist of companies that are in the business of solving environmental problems or are committed to reducing their environmental footprint. This includes companies that focus on sustainable agriculture and natural food supply, renewable energy or energy efficiency, water treatment and conservation, air pollution control and prevention, or recycling technologies. Many of the companies the Funds invest in have the potential to fundamentally change their industries for the better, with benefits for us all.

For example, both the Green Century Equity Fund and the Green Century Balanced Fund hold Itron, Inc./1/, a company that develops equipment and software to more efficiently distribute water and energy. Over 8,000 utility companies use Itron's metering technology to forecast energy demand and maximize efficient delivery. Itron serves an important role in helping companies conserve resources while they are still dependent on the current electricity grid and fossil fuel-based energy options. Itron's products allow its customers to take cost-effective, short-term steps to decrease their energy usage, carbon emissions, and climate impacts.

Green Century seeks to avoid investments in companies that focus solely on their near-term profits and report only their financial bottom-lines, without concern for their environmental impacts; Green Century believes many such companies may not be sustainable in the long-term. That is why you will not see Exxon Mobil Corporation/1/, Chevron Corporation/1/, and ConocoPhillips/1/ in either of the Funds. Green Century did not pursue the short-term high investment returns these companies generated over the last few years in favor of investing in businesses that understand that profits alone cannot make a better world in the long-term. By avoiding what we consider the worst polluters and seeking out green companies, Green Century is helping to leave future generations a safe and healthy planet upon which they can sow their own dreams.

The second prong of Green Century's strategy to achieve a more sustainable economy is the firm's ownership structure. Green Century Capital Management, the investment adviser to the Green Century Funds, is 100% owned by a group of non-profit organizations which advocate protecting the environment. The public interest and environment groups that founded Green Century 17 years ago work to promote energy conservation and the use of alternative energy, fight for improved public transportation and public health protections, campaign to reduce the use of toxic chemicals and improve product and food safety, and advocate for ethics reform and corporate accountability. Green Century is proud of its partnership with these organizations and proud that we are the only environmentally or socially responsible mutual fund investment adviser to dedicate 100% of its profits to public interest non-profit organizations.

The final piece of Green Century's strategy is shareholder advocacy. Green Century advocates that companies improve their corporate environmental performance. In its role as a shareholder and shareholder advocate, Green Century engages with and actively encourages companies to make their products, policies, and operations more environmentally sustainable. Some of the firms that the Green Century Funds invest in have been open to partnering with Green Century in these efforts. For example, in response to a Green Century-led effort, Whole Foods Market, Inc./1/ stopped selling baby bottles and other baby products made from bisphenol-A (BPA), an estrogen-mimicking component of polycarbonate plastic. This is the first instance Green Century is aware of that a retailer pulled BPA from its shelves. We consider this a significant milestone in the long-running fight against toxic plastics.

In other efforts during the past year, Green Century proposed shareholder resolutions at several major oil companies (none of which were held by either of the Green Century Funds). Like-minded shareholders representing over $44 billion of investments joined Green Century in asking Exxon Mobil/1/ to refrain from drilling for oil in the Arctic National Wildlife Refuge, Chevron/1/ to recognize and eventually stop the environmental damage caused by expanding the carbon-intensive tar sands operation in the Canadian boreal forest, and ConocoPhillips/1/ to acknowledge and protect the sensitive areas within the National Petroleum Reserve Alaska. Shareholder advocacy is among Green Century's most environmentally critical work and we are heartened by those who have leant strong support to our efforts.

Thank you for your continued support.

Respectfully,

Green Century Capital Management

 The Green Century Funds' proxy voting guidelines and a record of the Funds' proxy votes for the year ended June 30, 2008 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN,
 (iii) sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

 The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds' Forms N-Q are available on the EDGAR database on the SEC's website at www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY BALANCED FUND


Investment Objective--The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century's standards for corporate environmental responsibility.

Portfolio Orientation--As of the fiscal year ended July 31, 2008, the Green Century Balanced Fund (Balanced Fund or Fund) was diversified in a number of ways. Equity holdings represented 62.0% and bonds constituted 35.7% of the Fund's net assets. The Fund also had 2.3% invested in cash, cash equivalents and other liquid assets, net of liabilities. The portfolio manager views equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund's equity holdings were diversified across mega-cap (40%), large-cap (35%), mid-cap (19%) and small-cap (6%) companies. There were 74 equity holdings at fiscal year-end, none of which represented more than 3% of total assets. Generally larger, less-volatile companies on a relative basis constituted larger positions than smaller companies. The portfolio manager seeks to mitigate risk by investing primarily in companies he believes have demonstrated records of profitability, above-average growth prospects and reasonable valuations.

The stocks held by the Balanced Fund were also diversified by industry, including (as a percent of total net assets) Capital Goods (7.1%), Technology Hardware and Equipment (6.8%), Healthcare Equipment and Services (5.8%) and nineteen additional industry groupings. In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of industries, as well as companies in the Renewable Energy/Energy Efficiency sector (5.7%). Green Century's environmental screens keep the Fund from investing in traditional energy and utility companies, while it has broad exposure to companies in the Information Technology, Health Care, Financial, Consumer and Industrial sectors.

Higher quality, intermediate maturity bonds have the potential to lower volatility and provide a stable

 GREEN CENTURY BALANCED FUND
 INVESTMENT BY INDUSTRY

                                    [CHART]
Healthcare Equipment & Services                        9.1%
Technology Hardware & Equipment                        8.8%
U.S. Government Agencies                               8.6%
Pharmaceuticals & Biotechnology                        8.5%
Diversified Financials                                 7.7%
Telecommunication Services                             7.4%
Capital Goods                                          7.1%
Renewable Energy & Energy Efficiency                   6.6%
Insurance                                              5.2%
Software & Services                                    4.1%
Food & Beverage                                        3.6%
Banks                                                  2.5%
Automobiles & Components                               2.4%
Real Estate                                            2.3%
Cash Equivalents & Other Assets                        2.3%
Media                                                  1.9%
Retailing                                              1.8%
Consumer Durables & Apparel                            1.8%
Healthy Living                                         1.8%
Food & Staples Retailing                               1.7%
Materials                                              1.2%
Household & Personal Products                          1.1%
Semiconductors                                         0.9%
Transportation                                         0.9%
Consumer Services                                      0.4%
Commercial Services & Supplies                         0.3%
source of income. At fiscal year-end, the Balanced Fund held 34 bonds, diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (4.9 years) and duration (4.1 years) remained in the intermediate range. The average credit quality of the bond portfolio was investment grade, with an average Moody's rating of A3. The weighted average yield was 5.7%. Only two bond holdings are below investment grade, representing less than 4% of the Fund's total net assets.

Economic Environment--The economy has darkened considerably over the past year, as the housing bust, credit crunch and soaring commodity prices have all constrained spending. Gross Domestic Product (GDP) growth was positive but very sluggish, with strength in exports and services counteracting weakness in consumer durables and residential investment. Credit market troubles continued, with the government taking steps to bolster Fannie Mae/1/, Freddie Mac and American International Group/1/. In the portfolio manager's view, recent declines in oil prices, if maintained, could improve the outlook, but the prospects for an extended period of economic weakness remain.

For the twelve months ended July 31, 2008, consumer price inflation increased by 5%. Excluding food and energy, consumer price inflation was at a 2.4% rate, while producer price inflation (PPI) was running at 3%. However, including increases in food and energy prices, the 12-month PPI has risen a startling 9.2%. Despite alarming levels of headline inflation, the GDP deflator, the broadest index of prices, is only 1.9% above its level a year ago.

The Federal Reserve has attempted to soften the effect of the housing bust and credit crunch on the overall economy by aggressively cutting the federal funds rate by 3.25 points since September 2007. The portfolio manager believes that this lowering of rates could be a favorable development as long as protracted economic recession is avoided.

Investment Strategy and Performance--Green Century believes that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liability.

A number of equity holdings which the portfolio manager believed had attractive environmental and financial characteristics were purchased during the fiscal year. The Fund's exposure to clean technology and energy efficiency companies was increased during the year as well, resulting in improved performance of the Fund's equities relative to the S&P 1500 Supercomposite Index (S&P 1500)/2/ despite dramatic outperformance of traditional fossil fuel, utility and chemical companies that the Fund does not hold given its screens for environmental responsibility.

The Fund's expanded exposure in the clean technology sector includes relatively small, diversified positions in 15 companies including American Superconductor Corporation/1/ (wind power management), Cree, Inc./1/ (LED lighting), Energy Conversion Devices, Inc./1/ (photo-voltaics and batteries) and Ormat Technologies, Inc./1/ (geothermal).

Positive net cash inflows into the Fund, as well as a more troubled economic environment, which the portfolio manager believes could improve the relative attractiveness of bonds, led to the purchase of a number of high-quality corporate bonds that pass Green Century's environmental screens and avoid the problematic banking sector. These include bonds of Amgen, Inc./1/, France Telecom SA/1/, and Simon Property Group LP/1/.

During a year when stocks declined significantly, the Balanced Fund's returns relatively benefited from holding both stocks and bonds. Even so, the Fund's return for the one year ended July 31, 2008 was -5.62%, slightly below the return for the Lipper Balanced Fund Index/3/ of -5.17%.*


-------------------------------------------------------------------------------------
                                                     AVERAGE ANNUAL RETURN*
Green Century Balanced Fund                 -----------------------------------------
Total expense ratio: 1.38%                  One Year Three Years Five Years Ten Years
-                                           -----------------------------------------
June 30, 2008  Green Century Balanced Fund   -8.75%     1.76%      5.15%      5.18%
               Lipper Balanced Fund Index    -5.59%     5.25%      7.07%      4.49%
-------------------------------------------------------------------------------------
July 31, 2008  Green Century Balanced Fund   -5.62%     0.96%      4.37%      6.13%
               Lipper Balanced Fund Index    -5.17%     4.04%      6.74%      4.48%
-------------------------------------------------------------------------------------

  * The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

A comparison of the Fund's equity holdings to the S&P 1500, which like the Fund includes stocks across a range of capitalizations, provides some insight into relative performance. For the fiscal year ended July 31, 2008, the stocks held by the Balanced Fund outperformed those included in the S&P 1500, -8.6% vs. -11.1%. A performance attribution analysis provided by the Fund's portfolio manager indicates that the Fund's equities outperformed the S&P 1500 through overweighting in Computers, Biotechnology, Health Care Equipment & Supplies and Food Products. Underweights in Pharmaceuticals and Thrift & Mortgage Finance institutions also boosted the Fund's performance relative to the S&P 1500. Relative to the S&P 1500, the Fund's performance was weakened by having no exposure to Oil & Gas, Energy Equipment & Services, and Tobacco, and overweights to Insurance, Automobiles and Telecommunications.

The companies that contributed most toward the Fund's equities outperformance relative to the S&P 1500 included Genzyme Corporation/1/, Fuel Systems Solutions, Inc./1/, Philadelphia Consolidated Holding Corporation/1/ and Air Products & Chemicals, Inc./1/.

                         GROWTH OF A $10,000 INVESTMENT

                                    [CHART]

                         YEARLY PERIODS ENDING JULY 31

                                                                     Lipper
                                            S&P 1500      Lipper   Intermediate
            Green Century  S&P 500/(R)/  Supercomposite  Balanced   Investment
             Equity Fund      Index         Index         Index    Grade Index
            -------------  ------------  --------------  --------  -----------
7/31/1998     $10,000       $10,000        $10,000       $10,000    $10,000
7/31/1999      10,493        12,020         11,960        11,074     10,190
7/31/2000      20,308        13,099         13,142        11,753     10,702
7/31/2001      16,411        11,222         11,504        11,653     12,053
7/31/2002      10,700         8,570          8,913        10,230     12,651
7/31/2003      14,641         9,482          9,907        11,185     13,486
7/31/2004      15,005        10,731         11,280        12,333     14,167
7/31/2005      17,618        12,239         13,030        13,764     14,868
7/31/2006      17,403        12,897         13,713        14,478     15,070
7/31/2007      19,213        14,978         15,921        16,346     15,835
7/31/2008      18,133        13,317         14,247        15,501     16,165



The S&P 500(R) Index and the S&P 1500 Index are unmanaged indexes of 500 and 1500 stocks, respectively. Similar to the Balanced Fund, the performance of the S&P 500(R) Index and the S&P 1500 Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500(R) Index and the S&P 1500 Index does not include management and other operating expenses.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years.

Companies the Fund held that detracted most from performance relative to the S&P 1500 included UnitedHealth Group, Inc./1/, Toyota Motor Corporation/1/, BT Group PLC/1/, and Ambac Financial Group, Inc./1/

Relative to the S&P 1500, companies not held by the Fund that aided performance included General Electric Company/1/, Wachovia Corporation/1/ and Fannie Mae/1/. Companies the Fund did not hold that detracted from relative performance included Wal-Mart Stores, Inc./1/, Monsanto Company/1/ and Exxon Mobil Corporation/1/.

The fixed income portion of the portfolio continued to be managed with the goal of seeking to reduce risk and generating income for the Fund. Gross of fees, the fixed income portion of the Fund's portfolio returned 4.5%, outperforming the Lipper Intermediate Investment Grade Bond Index/3/ return of 2.1%. The corporate bond holdings returned approximately 3.2%, while the government agency bonds returned approximately 6.6%.

The Fund's portfolio manager does not anticipate any significant changes in the investment strategy for the Fund, believing that the investment environment may be favorable to the Fund's core holdings in what the portfolio manager considers high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

The Balanced Fund consistently includes stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY EQUITY FUND


Investment Objective--The Green Century Equity Fund (the Equity Fund or the
Fund) seeks long-term total return which matches the performance of an index comprised of the stocks of approximately 400 companies selected based on environmental and social criteria.

Portfolio Orientation--The Equity Fund seeks to achieve its investment objective by investing substantially all its investable assets in the stocks which make up the Domini 400 Social/SM/ Index (Index), comprised primarily of large-cap U.S. companies. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole.

In evaluating whether a company meets the criteria for inclusion in the Index, a company's dedication to sustainability is analyzed across five key categories: environment; community and society; employees and supply chain; customers; and governance and ethics. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products or alcoholic beverages; derive significant revenues from the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible.

 GREEN CENTURY EQUITY FUND
 INVESTMENT BY INDUSTRY


                                    [CHART]
Technology Hardware & Equipment                       11.4%
Pharmaceuticals & Biotechnology                        9.1%
Diversified Financials                                 7.5%
Software & Services                                    6.6%
Banks                                                  5.9%
Telecommunication Services                             5.6%
Food & Beverage                                        5.5%
Household & Personal Products                          5.4%
Healthcare Equipment & Services                        5.4%
Energy                                                 5.2%
Capital Goods                                          4.2%
Retailing                                              3.8%
Semiconductors                                         3.5%
Food & Staples Retailing                               3.0%
Insurance                                              3.0%
Transportation                                         2.7%
Media                                                  2.6%
Materials                                              2.5%
Consumer Services                                      1.6%
Consumer Durables & Apparel                            1.5%
Utilities                                              1.1%
Renewable Energy & Energy Efficiency                   1.1%
Real Estate                                            0.6%
Commercial Services & Supplies                         0.6%
Automobiles & Components                               0.3%
Cash Equivalents & Other Assets                        0.2%
Healthy Living                                         0.1%

Investment Strategy and Performance--Green Century believes that enterprises which exhibit a social awareness may be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund's total return for its fiscal year ended July 31, 2008 was -12.28%, while the S&P 500(R) Index/2/ returned -11.09%.*

-----------------------------------------------------------------------------------
                                                   AVERAGE ANNUAL RETURN*
Green Century Equity Fund                 -----------------------------------------
Total expense ratio: 0.95%                One Year Three Years Five Years Ten Years
-                                         -----------------------------------------
June 30, 2008  Green Century Equity Fund  -15.01%     1.76%      4.72%      0.96%
               S&P 500(R) Index           -13.12%     4.41%      7.58%      2.88%
-----------------------------------------------------------------------------------
July 31, 2008  Green Century Equity Fund  -12.28%     0.27%      4.19%      1.04%
               S&P 500(R) Index           -11.09%     2.85%      7.03%      2.91%
-----------------------------------------------------------------------------------

  * The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares.

The performance of the Equity Fund was helped, relative to the S&P 500(R) Index, in part due to an underweight to the Diversified Financials, Insurance and Industrial sectors. The Equity Fund did not own companies such as Citigroup Inc./1/, American International Group Inc./1/ and Lehman Brothers Holdings/1/ which were down more than 50% for the fiscal year ended July 31, 2008. These firms experienced poor stock performance in part due to significant write-offs in their mortgage related business and a slowing economy. The Equity Fund did not hold General Electric Company/1/ and The Boeing Company/1/ which were affected by the slowdown in the global economy, which also helped performance relative to the S&P 500(R) Index.

The performance of the Equity Fund was hurt, relative to the S&P 500(R) Index, in part by an overweighting of the Banks sector, which included some of the worst performers on a relative basis. The Equity Fund held Wachovia Corporation/1/ and Fannie Mae/1/; both companies performed poorly as foreclosures rose sharply due to declining housing prices and the

                         GROWTH OF A $10,000 INVESTMENT

                                    [CHART]

                         YEARLY PERIODS ENDING JULY 31

            Green Century Equity Fund     S&P 500/(R)/ Index
            ------------------------      ------------------
7/31/1998            $10,000                  $10,000
7/31/1999             12,156                   12,020
7/31/2000             13,082                   13,099
7/31/2001             10,683                   11,222
7/31/2002              8,154                    8,570
7/31/2003              9,033                    9,482
7/31/2004              9,991                   10,731
7/31/2005             11,000                   12,239
7/31/2006             11,018                   12,897
7/31/2007             12,644                   14,978
7/31/2008             11,091                   13,317

The S&P 500(R) Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500(R) Index's performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500(R) Index's performance does not include management and other operating expenses.

economic slowdown. The Fund did not own some of the major energy companies such as Exxon Mobil Corporation/1/, Occidental Petroleum Corporation/1/ and Schlumberger/1/, contributing to the Fund's underperformance relative to the S&P 500(R) Index as energy prices continued to soar during the period.


--------------------------------------------------------------------------------
/1/ As of July 31, 2008, neither of the Green Century Funds was invested in Exxon Mobil Corporation, Chevron Corporation, ConocoPhillips, General Electric Company, Wal-Mart Stores, Inc., Monsanto Company, Citigroup Inc., The Boeing Company, Occidental Petroleum Corporation nor Schlumberger. As of July 31,
2008, American International Group comprised 0.43% of the Green Century
Balanced Fund and 0.00% of the Green Century Equity Fund; Lehman Brothers Holdings comprised 0.71% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Itron, Inc. comprised 0.35% of the Green Century Balanced Fund and 0.06% of the Green Century Equity Fund; Whole Foods Market, Inc. comprised 0.00% of the Green Century Balanced Fund and 0.06% of the Green Century Equity Fund; American Superconductor Corporation comprised 0.60% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Cree, Inc. comprised 0.26% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Energy Conversion Devices, Inc. comprised 0.27% of the Green Century Balanced Fund and 0.05% of the Green Century Equity Fund; Ormat Technologies, Inc. comprised 0.22% of the Green Century Balanced Fund and 0.01% of the Green Century Equity Fund; Amgen, Inc. comprised 1.45% of the Green Century Balanced Fund and 1.23% of the Green Century Equity Fund; France
Telecom SA comprised 1.01% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Simon Property Group LP comprised 0.93% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Genzyme Corporation comprised 1.69% of the Green Century Balanced Fund and 0.37% of the Green Century Equity Fund; Fuel Systems Solutions, Inc. comprised 0.37% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Philadelphia Consolidated Holding Corporation comprised 0.92% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Air
Products & Chemicals, Inc. comprised 1.17% of the Green Century Balanced Fund and 0.36% of the Green Century Equity Fund; UnitedHealth Group, Inc. comprised 0.86% of the Green Century Balanced Fund and 0.63% of the Green Century Equity Fund; Toyota Motor Corporation comprised 1.52% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; BT Group, plc comprised 0.53% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Ambac Financial Group, Inc. comprised 0.00% of the Green Century Balanced Fund and 0.01% of the Green Century Equity Fund; Wachovia Corporation comprised
0.00% of the Green Century Balanced Fund and 0.67% of the Green Century Equity Fund; Fannie Mae comprised 2.22% of the Green Century Balanced Fund and 0.22% of the Green Century Equity Fund; and Freddie Mac comprised 0.00% of the Green Century Balanced Fund and 0.10% of the Green Century Equity Fund. Portfolio composition will change due to ongoing management of the Funds. References to specific securities should not be construed as recommendations by the Funds, their administrator or distributor.
/2/ The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies. It is not possible to invest directly in the S&P 500(R) Index or the S&P Supercomposite 1500 Index.
/3/ Lipper Analytical Services, Inc. ("Lipper") is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years.
This material must be preceded or accompanied by a current prospectus.
Distributor: UMB Distribution Services, LLC 9/08

 GREEN CENTURY FUNDS EXPENSE EXAMPLE
 For the six months ended July 31, 2008


As a shareholder of the Green Century Funds (the "Funds"), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2008 to July 31, 2008 (the "period").

Actual Expenses.   In the table below, the first line for each Fund provides
information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

                                                      BEGINNING        ENDING       EXPENSES
                                                    ACCOUNT VALUE   ACCOUNT VALUE PAID DURING
                                                   FEBRUARY 1, 2008 JULY 31, 2008 THE PERIOD/1/
                                                   ---------------- ------------- ------------
Balanced Fund
Actual Expenses...................................    $1,000.00       $  964.80      $6.74
Hypothetical Example, assuming a 5% return before
 expenses.........................................     1,000.00        1,018.14       6.92

Equity Fund
Actual Expenses...................................     1,000.00          923.60       4.54
Hypothetical Example, assuming a 5% return before
 expenses.........................................     1,000.00        1,020.28       4.77

/1/ Expenses are equal to the Funds' annualized expense ratios (1.38% for the Balanced Fund and 0.95% for the Equity Fund), multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS
 July 31, 2008

COMMON STOCKS -- 62.0%
                                     SHARES    VALUE
Capital Goods -- 7.1%
3M Company.......................... 10,795 $   759,860
Emerson Electric Company............ 13,660     665,242
Gardner Denver, Inc. (b)............  4,200     191,520
Illinois Tool Works................. 13,990     655,432
Koninklijke Philips Electronics NV
 American Depository Receipt (c)....  6,500     216,320
Lincoln Electric Holdings, Inc......  6,000     482,100
Pentair, Inc........................ 22,000     761,639
                                            -----------
                                              3,732,113
                                            -----------
Technology Hardware & Equipment -- 6.8%
Apple, Inc. (b).....................  3,235     514,203
Cisco Systems, Inc. (b)............. 18,940     416,491
Hewlett-Packard Company............. 28,700   1,285,760
IBM Corporation..................... 10,700   1,369,385
                                            -----------
                                              3,585,839
                                            -----------
Healthcare Equipment & Services -- 5.8%
Baxter International, Inc........... 12,600     864,486
Dentsply International, Inc.........  6,400     257,600
Gen-Probe, Inc. (b).................  2,685     143,164
Hologic, Inc. (b)................... 21,450     396,182
Medtronic, Inc...................... 18,750     990,562
St Jude Medical, Inc. (b)...........  3,700     172,346
UnitedHealth Group, Inc.............  7,530     211,442
                                            -----------
                                              3,035,782
                                            -----------
Pharmaceuticals & Biotechnology -- 5.7%
Amgen, Inc. (b).....................  4,500     281,835
Genentech, Inc. (b).................  6,150     585,788
Genzyme Corporation (b)............. 11,600     889,140
Johnson & Johnson................... 13,640     933,931
Teva Pharmaceutical Industries Ltd.
 American Depository Receipt (c)....  7,085     317,691
                                            -----------
                                              3,008,385
                                            -----------
Renewable Energy & Energy Efficiency -- 5.7%
American Superconductor
 Corporation (b)....................  8,000     315,920
Applied Materials, Inc.............. 31,350     542,981
Cree, Inc. (b)......................  7,000     135,800
Energy Conversion Devices,
 Inc. (b)...........................  2,000     139,860
Evergreen Solar, Inc. (b)........... 14,000     130,760
First Solar, Inc. (b)...............    515     146,832
Fuel Systems Solutions, Inc. (b)....  5,260     196,829

                                     SHARES    VALUE
Renewable Energy & Energy Efficiency -- (continued)
Itron, Inc. (b).....................  1,990 $   183,737
Johnson Controls, Inc............... 14,250     429,780
MEMC Electronic Materials,
 Inc. (b)...........................  3,600     166,356
OM Group, Inc. (b)..................  4,000     134,400
Ormat Technologies, Inc.............  2,400     115,248
SunPower Corporation, Class A (b)...  2,400     189,048
Suntech Power Holdings Company
 Ltd. American Depository
 Receipt (b)(c).....................  1,575      52,700
Universal Display Corporation (b)...  9,000     121,680
                                            -----------
                                              3,001,931
                                            -----------
Insurance -- 4.7%
Aflac, Inc..........................  2,600     144,586
American International Group........  8,665     225,723
Chubb Corporation................... 18,670     896,907
Hartford Financial Services Group...  4,500     285,255
Philadelphia Consolidated Holding
 Corporation (b)....................  8,325     486,596
WR Berkley Corporation.............. 18,000     425,160
                                            -----------
                                              2,464,227
                                            -----------
Food & Beverage -- 3.6%
General Mills, Inc.................. 16,900   1,088,191
JM Smucker Company.................. 17,105     833,698
                                            -----------
                                              1,921,889
                                            -----------
Software & Services -- 3.1%
Adobe Systems, Inc. (b).............  4,000     165,400
Microsoft Corporation............... 31,650     814,038
Oracle Corporation (b).............. 30,200     650,206
                                            -----------
                                              1,629,644
                                            -----------
Telecommunication Services -- 2.4%
AT&T, Inc........................... 24,275     747,912
BT Group PLC American Depository
 Receipt (c)........................  8,500     281,520
Telefonica S.A. American Depository
 Receipt (c)........................  3,250     252,948
                                            -----------
                                              1,282,380
                                            -----------
Diversified Financials -- 2.4%
American Express Company............  5,755     213,626
Bank of America Corporation.........  7,470     245,763
Goldman Sachs Group, Inc. (The).....  2,500     460,100
J.P. Morgan Chase & Company.........  8,070     327,884
                                            -----------
                                              1,247,373
                                            -----------

 GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS
 July 31, 2008                                                         continued

                                        SHARES    VALUE
Media -- 1.9%
John Wiley & Sons, Inc................. 17,225 $   780,982
McGraw-Hill Companies, Inc.............  5,960     242,393
                                               -----------
                                                 1,023,375
                                               -----------
Retailing -- 1.8%
Advance Auto Parts, Inc................ 14,450     593,751
Staples, Inc........................... 16,350     367,875
                                               -----------
                                                   961,626
                                               -----------
Food & Staples Retailing -- 1.7%
Sysco Corporation...................... 31,235     885,825
                                               -----------
Banks -- 1.6%
Barclays PLC American Depository
 Receipt (c)...........................  5,000     136,000
Royal Bank of Canada................... 15,850     730,210
                                               -----------
                                                   866,210
                                               -----------
Automobiles & Components -- 1.5%
Toyota Motor Corporation American
 Depository Receipt (c)................  9,340     803,707
                                               -----------
Real Estate -- 1.4%
Forest City Enterprises, Inc., Class A.  4,400     114,708
HCP, Inc...............................  7,200     259,704
ProLogis...............................  7,500     366,600
                                               -----------
                                                   741,012
                                               -----------
Materials -- 1.2%
Air Products & Chemicals, Inc..........  6,500     618,865
                                               -----------
Household & Personal Products -- 1.1%
Church & Dwight Company, Inc........... 10,225     561,046
                                               -----------
Semiconductors -- 0.9%
Intel Corporation...................... 22,000     488,180
                                               -----------
Consumer Durables & Apparel -- 0.9%
Deckers Outdoor Corporation (b)........  1,225     138,437
Jarden Corporation (b)................. 12,900     309,987
                                               -----------
                                                   448,424
                                               -----------
Consumer Services -- 0.4%
Chipotle Mexican Grill, Inc. (b).......  3,200     204,864
                                               -----------
Commercial Services & Supplies -- 0.3%
Interface, Inc., Class A............... 11,600     137,460
                                               -----------
Total Common Stocks
 (Cost $31,620,532)....................         32,650,157
                                               -----------

CORPORATE BONDS & NOTES -- 27.1%
                                PRINCIPAL
                                 AMOUNT       VALUE
Diversified Financials -- 5.3%
American General Finance
 Corporation
 5.75%, due 9/15/16............ $  500,000 $   379,709
Fleet National Bank
 5.75%, due 1/15/09............    500,000     504,407
Goldman Sachs Group, Inc.
 6.60%, due 1/15/12............    500,000     518,559
J.P. Morgan Chase & Company
 4.60%, due 1/17/11............    500,000     497,458
J.P. Morgan Chase & Company
 4.50%, due 1/15/12............    500,000     489,592
Lehman Brothers Holdings, Inc.
 5.75%, due 5/17/13............    400,000     376,438
                                           -----------
                                             2,766,163
                                           -----------
Telecommunication Services -- 5.0%
AT&T Corporation
 7.30%, due 11/15/11 (e).......  1,000,000   1,064,037
BellSouth Corporation
 4.75%, due 11/15/12...........    500,000     494,295
France Telecom SA
 7.75%, due 3/1/11 (c).........    500,000     532,800
Verizon Communications, Inc.
 5.25%, due 4/15/13............    500,000     501,031
                                           -----------
                                             2,592,163
                                           -----------
Healthcare Equipment & Services -- 3.3%
Aetna, Inc.
 5.75%, due 6/15/11............    595,000     598,649
HCA, Inc.
 6.30%, due 10/1/12............  1,000,000     897,499
UnitedHealth Group, Inc.
 4.875%, due 4/1/13............    250,000     240,713
                                           -----------
                                             1,736,861
                                           -----------
Pharmaceuticals & Biotechnology -- 2.8%
Abbott Laboratories
 5.60%, due 11/30/17...........    500,000     505,199
Amgen, Inc.
 4.85%, due 11/18/14...........    500,000     480,753
Wyeth
 5.50%, due 3/15/13 (e)........    500,000     512,530
                                           -----------
                                             1,498,482
                                           -----------
Technology Hardware & Equipment -- 2.0%
Xerox Corporation
 7.625%, due 6/15/13...........  1,000,000   1,038,443
                                           -----------

 GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS
 July 31, 2008                                                         concluded

                                    PRINCIPAL
                                     AMOUNT       VALUE
Healthy Living -- 1.8%
NBTY, Inc.
 7.125%, due 10/1/15............... $1,000,000 $   945,000
                                               -----------
Software & Services -- 1.0%
Oracle Corporation
 5.00%, due 1/15/11................    500,000     511,083
                                               -----------
Transportation -- 0.9%
Ryder System, Inc.
 4.625%, due 4/1/10................    500,000     500,364
                                               -----------
Automobiles & Components -- 0.9%
Toyota Motor Credit Corporation
 4.125%, due 7/25/17 (c)(e)........    500,000     491,792
                                               -----------
Consumer Durables & Apparel -- 0.9%
Newell Rubbermaid, Inc.
 4.00%, due 5/1/10.................    500,000     491,498
                                               -----------
Real Estate -- 0.9%
Simon Property Group LP
 4.875%, due 8/15/10...............    500,000     489,473
                                               -----------
Banks -- 0.9%
M&I Marshall & Ilsley Bank
 3.95%, due 8/14/09................    500,000     487,453
                                               -----------
Renewable Energy & Energy Efficiency -- 0.9%
Johnson Controls, Inc.
 5.50%, due 1/15/16................    500,000     481,105
                                               -----------
Insurance -- 0.5%
Hartford Financial Services Group,
 Inc.
 7.30%, due 11/1/15................    250,000     252,328
                                               -----------
Total Corporate Bonds & Notes
 (Cost $14,702,355)................             14,282,208
                                               -----------
U.S. GOVERNMENT AGENCIES -- 8.6%
Fannie Mae
 5.50%, due 3/1/12.................    163,234     166,043
Fannie Mae
 5.05%, due 11/5/12................    500,000     503,235
Fannie Mae
 5.45%, due 2/28/18................    500,000     498,350

                                       PRINCIPAL
                                        AMOUNT       VALUE
Federal Farm Credit Bank
 4.50%, due 10/25/11.................. $  500,000 $    512,268
Federal Home Loan Bank
 4.265%, due 7/8/15...................    500,000      488,623
Federal Home Loan Bank
 5.20%, due 2/28/18...................    500,000      494,993
Federal Home Loan Bank
 5.25%, due 3/5/18....................    340,000      337,056
SLM Corporation
 4.00%, due 7/25/14 (d)...............  2,235,000    1,546,708
                                                  ------------
Total U.S. Government Agencies
 (Cost $5,207,957)....................               4,547,276
                                                  ------------
SHORT TERM OBLIGATION -- 1.9%
Repurchase Agreement --
 State Street Bank & Trust
 Repurchase Agreement,
 0.90%, dated 07/31/08, due
 08/01/08, proceeds $1,017,205
 (collateralized by a Fannie Mae
 bond, 5.57%, due 02/13/2023,
 value $1,040,175)
 (Cost $1,017,180)....................               1,017,180
                                                  ------------
TOTAL INVESTMENTS (a) -- 99.6%
  (Cost $52,548,024)..................              52,496,821
Other Assets Less Liabilities -- 0.4%                  206,550
                                                  ------------
NET ASSETS -- 100.0%..................             $52,703,371
                                                   ===========

--------
(a)The cost of investments for federal income tax purposes is $52,551,278 resulting in gross unrealized appreciation and depreciation of $3,942,325 and $3,996,782 respectively, or net unrealized depreciation of $54,457.
(b)Non-income producing security.
(c)Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(d)Floating rate bond. Rate shown is currently in effect at July 31, 2008.
(e)Step rate bond. Rate shown is currently in effect at July 31, 2008.

                       See Notes to Financial Statements

 GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS
 July 31, 2008

COMMON STOCKS -- 99.8%
                                    SHARES    VALUE
Technology Hardware & Equipment -- 11.4%
3Com Corporation (b)...............  3,600 $     6,768
Adaptec, Inc. (b)..................    800       2,920
ADC Telecommunications (b).........  1,000       9,460
Apple, Inc. (b)....................  7,950   1,263,652
Arrow Electronics, Inc. (b)........  1,150      37,053
Cisco Systems, Inc. (b)............ 53,200   1,169,867
Corning, Inc....................... 14,300     286,143
Dell, Inc. (b)..................... 18,200     447,174
EMC Corporation (b)................ 18,850     282,939
Gerber Scientific, Inc. (b)........    200       2,374
Hewlett-Packard Company............ 22,250     996,800
Imation Corporation................    300       5,718
Lexmark International, Inc. (b)....    850      29,818
Molex, Inc.........................  1,300      31,889
NetApp, Inc. (b)...................  3,100      79,205
Palm, Inc..........................  1,000       6,580
Plantronics, Inc...................    400       9,740
Polycom, Inc. (b)..................    800      18,880
Qualcomm, Inc...................... 14,600     807,964
Seagate Technology.................  4,400      65,868
Sun Microsystems, Inc. (b).........  6,975      74,144
Tellabs, Inc. (b)..................  3,300      16,962
Xerox Corporation..................  8,200     111,848
                                           -----------
                                             5,763,766
                                           -----------
Pharmaceuticals & Biotechnology -- 9.1%
Affymetrix, Inc. (b)...............    500       3,940
Allergan, Inc......................  2,750     142,808
Amgen, Inc. (b)....................  9,850     616,905
Amylin Pharmaceuticals, Inc. (b)...  1,050      33,128
Biogen Idec, Inc. (b)..............  2,600     181,376
Dionex Corporation (b).............    150      10,428
Endo Pharmaceuticals Holdings,
 Inc. (b)..........................  1,100      25,465
Forest Laboratories, Inc. (b)......  2,800      99,428
Genzyme Corporation (b)............  2,400     183,960
Gilead Sciences, Inc. (b)..........  8,350     450,733
Invitrogen Corporation (b).........    800      35,480
Johnson & Johnson.................. 25,400   1,739,137
King Pharmaceuticals, Inc. (b).....  2,100      24,171
Merck & Co., Inc................... 19,350     636,614
Millipore Corporation (b)..........    450      31,658
Mylan Laboratories (b).............  2,800      36,316
Techne Corporation (b).............    350      27,832
Thermo Fisher Scientific, Inc. (b).  3,750     226,950

                                     SHARES    VALUE
Pharmaceuticals & Biotechnology -- (continued)
Waters Corporation (b)..............    900 $    61,146
Watson Pharmaceuticals, Inc. (b)....  1,000      28,910
                                            -----------
                                              4,596,385
                                            -----------
Diversified Financials -- 7.5%
Allied Capital Corporation..........  1,400      19,250
American Express Company............ 10,500     389,759
Bank of New York Mellon
 Corporation (The).................. 10,357     367,673
Capital One Financial Corporation...  3,350     140,231
Charles Schwab Corporation..........  8,400     192,276
CIT Group, Inc......................  2,400      20,352
CME Group, Inc......................    490     176,464
Franklin Resources, Inc.............  1,400     140,854
J.P. Morgan Chase & Company......... 31,100   1,263,592
Janus Capital Group, Inc............  1,350      40,959
Medallion Financial Corporation.....    100         988
Merrill Lynch & Company, Inc........ 12,350     329,128
Moody's Corporation.................  1,850      64,399
Northern Trust Corporation..........  1,700     132,889
SLM Corporation (b).................  4,200      71,946
State Street Corporation............  3,800     272,232
T. Rowe Price Group, Inc............  2,300     137,655
Tradestation Group, Inc. (b)........    200       2,156
                                            -----------
                                              3,762,803
                                            -----------
Software & Services -- 6.6%
Adobe Systems, Inc. (b).............  4,800     198,480
Advent Software, Inc. (b)...........    200       8,708
Autodesk, Inc. (b)..................  2,050      65,375
Automatic Data Processing...........  4,650     198,601
BMC Software, Inc. (b)..............  1,700      55,913
Compuware Corporation (b)...........  2,400      26,400
Convergys Corporation (b)...........  1,100      13,970
eBay, Inc. (b)...................... 10,050     252,958
Electronic Arts, Inc. (b)...........  2,900     125,222
Electronic Data Systems Corporation.  4,600     114,126
Microsoft Corporation............... 72,200   1,856,983
Novell, Inc. (b)....................  3,000      16,710
Paychex, Inc........................  2,950      97,114
Red Hat, Inc. (b)...................  1,700      36,346
Salesforce.com, Inc. (b)............    750      47,843
Sapient Corporation (b).............    700       4,522
Symantec Corporation (b)............  7,650     161,186
Unisys Corporation (b)..............  3,000      11,070
                                            -----------
                                              3,291,527
                                            -----------

 GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS
 July 31, 2008                                                         continued

                                    SHARES    VALUE
Banks -- 5.9%
Bank of Hawaii Corporation.........    450 $    22,676
BB&T Corporation...................  5,000     140,100
Cathay General Bancorp.............    400       6,376
Comerica, Inc......................  1,400      40,208
Fannie Mae.........................  9,700     111,550
Fifth Third Bancorp................  5,100      71,247
First Horizon National Corporation.  1,600      15,040
FirstFed Financial Corporation (b).    100         800
Freddie Mac........................  5,850      47,795
Heartland Financial USA, Inc.......    100       2,053
KeyCorp............................  4,300      45,365
M&T Bank Corporation...............    700      49,266
MGIC Investment Corporation........  1,100       7,040
National City Corporation..........  6,800      32,164
People's United Financial, Inc.....  3,100      52,638
PNC Financial Services Group.......  3,150     224,564
Popular, Inc.......................  2,400      16,488
Regions Financial Corporation......  6,200      58,776
Sovereign Bancorp, Inc.............  4,300      40,936
SunTrust Banks, Inc................  3,150     129,339
Synovus Financial Corporation......  3,000      28,530
U.S. Bancorp....................... 15,700     480,576
Wachovia Corporation............... 19,492     336,626
Wainwright Bank Trust Company......     52         476
Washington Mutual, Inc............. 13,400      71,422
Wells Fargo & Company.............. 29,850     903,559
                                           -----------
                                             2,935,610
                                           -----------
Telecommunication Services -- 5.6%
AT&T, Inc.......................... 53,575   1,650,645
Frontier Communications
 Corporation.......................  2,900      33,524
Sprint Nextel Corporation.......... 25,950     211,233
Telephone & Data Systems, Inc......  1,000      42,400
Verizon Communications, Inc........ 25,750     876,530
                                           -----------
                                             2,814,332
                                           -----------
Food & Beverage -- 5.5%
Campbell Soup Company..............  2,000      72,760
Chiquita Brands International (b)..    400       6,140
Coca-Cola Company (The)............ 18,050     929,574
Dean Foods Company (b).............  1,400      29,820
Flowers Foods, Inc.................    700      21,049
General Mills, Inc.................  3,050     196,390
Green Mountain Coffee Roasters,
 Inc. (b)..........................    200       7,270
H.J. Heinz Company.................  2,850     143,583

                                     SHARES    VALUE
Food & Beverage -- (continued)
Hershey Company (The)...............  1,550 $    56,994
JM Smucker Company..................    500      24,370
Kellogg Company.....................  2,300     122,038
McCormick & Company, Inc............  1,150      46,115
Pepsico, Inc........................ 14,300     951,807
Tootsie Roll Industries, Inc........    212       5,544
Wm. Wrigley Jr. Company.............  1,950     153,972
                                            -----------
                                              2,767,426
                                            -----------
Household & Personal Products -- 5.4%
Alberto-Culver Company..............    800      21,464
Avon Products, Inc..................  3,800     161,120
Church & Dwight Company, Inc........    550      30,179
Clorox Company......................  1,250      68,125
Colgate-Palmolive Company...........  4,550     337,929
Energizer Holdings, Inc. (b)........    500      35,670
Estee Lauder Companies, Inc. (The),
 Class A............................  1,050      46,305
Kimberly-Clark Corporation..........  3,750     216,863
Nu Skin Enterprises, Inc., Class A..    500       8,080
Procter & Gamble Company............ 27,550   1,803,973
                                            -----------
                                              2,729,708
                                            -----------
Healthcare Equipment & Services -- 5.4%
Baxter International, Inc...........  5,650     387,646
Becton Dickinson & Company..........  2,150     182,557
C.R. Bard, Inc......................    900      83,556
CIGNA Corporation...................  2,600      96,252
Cross Country Healthcare, Inc. (b)..    200       3,190
Edwards Lifesciences
 Corporation (b)....................    500      31,340
Gen-Probe, Inc. (b).................    450      23,994
Health Management Associates,
 Class A (b)........................  2,200      13,530
Hill-Rom Holdings, Inc..............    600      16,854
Humana, Inc. (b)....................  1,550      68,061
Idexx Laboratories, Inc. (b)........    500      26,750
IMS Health, Inc.....................  1,600      33,440
Intuitive Surgical, Inc. (b)........    350     108,952
Invacare Corporation................    300       7,059
McKesson Corporation................  2,450     137,176
Medtronic, Inc...................... 10,100     533,582
Molina Healthcare, Inc. (b).........    100       2,984
Patterson Companies, Inc. (b).......  1,150      35,915
Quest Diagnostics...................  1,450      77,082
St Jude Medical, Inc. (b)...........  3,100     144,398
Stryker Corporation.................  2,200     141,218

 GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS
 July 31, 2008                                                         continued

                                  SHARES    VALUE
Healthcare Equipment & Services -- (continued)
UnitedHealth Group, Inc.......... 11,200 $   314,495
Varian Medical Systems, Inc. (b).  1,150      69,000
Zimmer Holdings, Inc. (b)........  2,100     144,711
                                         -----------
                                           2,683,742
                                         -----------
Energy -- 5.2%
Apache Corporation...............  3,000     336,510
Cameron International
 Corporation (b).................  2,000      95,520
Chesapeake Energy Corporation....  4,350     218,153
Devon Energy Corporation.........  4,000     379,559
EOG Recources, Inc...............  2,220     223,177
Helmerich & Payne................    900      53,217
National Oilwell Varco, Inc. (b).  3,732     293,447
Newfield Exploration Company (b).  1,200      58,776
Noble Energy, Inc................  1,600     118,192
Pioneer Natural Resources
 Company.........................  1,100      65,395
Rowan Companies, Inc.............  1,050      41,790
Smith International, Inc.........  1,850     137,603
Spectra Energy Corporation.......  5,800     157,586
Sunoco, Inc......................  1,100      44,671
Williams Companies, Inc..........  5,300     169,865
XTO Energy, Inc..................  4,850     229,066
                                         -----------
                                           2,622,527
                                         -----------
Capital Goods -- 4.2%
3M Company.......................  6,350     446,976
A.O. Smith Corporation...........    150       5,955
Apogee Enterprises, Inc..........    300       5,184
Baldor Electric Company..........    400      13,620
CLARCOR, Inc.....................    450      17,334
Cooper Industries, Inc., Class A.  1,600      67,472
Cummins, Inc.....................  1,800     119,412
Deere & Company..................  3,900     273,623
Donaldson Company, Inc...........    600      27,066
EMCOR Group, Inc. (b)............    600      18,072
Emerson Electric Company.........  7,000     340,899
Fastenal Company.................  1,150      56,189
GATX Corporation.................    400      18,188
General Cable Corporation (b)....    450      25,934
Graco, Inc.......................    600      21,738
Granite Construction, Inc........    250       7,908
Hubbell, Inc., Class B...........    500      21,080
Illinois Tool Works..............  3,600     168,660

                                       SHARES    VALUE
Capital Goods -- (continued)
Kadant, Inc. (b)......................    100 $     2,139
Lawson Products, Inc..................     50       1,466
Lincoln Electric Holdings.............    400      32,140
Masco Corporation.....................  3,300      54,417
NCI Building Systems, Inc. (b)........    200       7,492
Nordson Corporation...................    350      24,731
Pall Corporation......................  1,050      42,441
Quanta Services, Inc. (b).............  1,600      49,408
Rockwell Automation, Inc..............  1,300      57,863
Simpson Manufacturing
 Company, Inc.........................    300       7,203
Spirit Aerosystems Holdings, Inc. (b).    600      12,996
SPX Corporation.......................    490      62,122
Tennant Company.......................    150       3,947
Thomas & Betts Corporation (b)........    450      18,621
Toro Company..........................    350      11,393
Trex Company, Inc. (b)................    100       1,684
W.W. Grainger, Inc....................    550      49,231
                                              -----------
                                                2,094,604
                                              -----------
Retailing -- 3.8%
Autozone, Inc. (b)....................    400      52,116
Bed Bath & Beyond, Inc. (b)...........  2,400      66,792
Best Buy Company, Inc.................  3,150     125,118
Carmax, Inc. (b)......................  1,900      25,460
Charming Shoppes, Inc. (b)............    800       4,360
Circuit City Stores, Inc..............  1,100       2,222
Family Dollar Stores..................  1,300      30,290
Foot Locker, Inc......................  1,300      19,578
Gap, Inc..............................  4,050      65,286
Genuine Parts Company.................  1,450      58,160
Home Depot, Inc....................... 15,400     366,982
J.C. Penney Company, Inc..............  2,000      61,660
Limited Brands........................  2,700      44,523
Lowe's Companies, Inc................. 13,300     270,256
Men's Wearhouse, Inc..................    500       9,955
Nordstrom, Inc........................  1,550      44,547
Office Depot, Inc. (b)................  2,500      17,000
Pep Boys--Manny, Moe & Jack...........    300       2,214
Radioshack Corporation................  1,200      20,016
Staples, Inc..........................  6,400     144,000
Target Corporation....................  7,000     316,610
Tiffany & Company.....................  1,100      41,569
TJX Companies, Inc....................  3,900     131,469
                                              -----------
                                                1,920,183
                                              -----------

 GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS
 July 31, 2008                                                         continued

                                   SHARES    VALUE
Semiconductors -- 3.5%
Advanced Micro Devices (b)........  5,400 $    22,734
Analog Devices....................  2,650      80,852
Entegris, Inc. (b)................    800       5,064
Intel Corporation................. 51,600   1,145,004
Lam Research Corporation (b)......  1,100      36,179
LSI Corporation (b)...............  5,700      39,558
Micron Technology, Inc. (b).......  6,800      32,844
National Semiconductor
 Corporation......................  2,000      41,900
Novellus Systems, Inc. (b)........    900      18,333
Texas Instruments, Inc............ 12,000     292,560
Xilinx, Inc.......................  2,500      62,075
                                          -----------
                                            1,777,103
                                          -----------
Food & Staples Retailing -- 3.0%
Costco Wholesale Corporation......  3,900     244,452
CVS Caremark Corporation.......... 12,950     472,675
Kroger Company....................  6,000     169,680
Longs Drugstores Corporation......    300      14,025
Safeway, Inc......................  4,000     106,880
Supervalu, Inc....................  1,900      48,678
Sysco Corporation.................  5,500     155,980
Walgreen Company..................  9,000     309,060
                                          -----------
                                            1,521,430
                                          -----------
Insurance -- 3.0%
Aflac, Inc........................  4,300     239,123
Ambac Financial Group, Inc........  1,900       4,788
Chubb Corporation.................  3,300     158,532
Cincinnati Financial Corporation..  1,500      41,760
Erie Indemnity Company............    400      17,480
Hartford Financial Services Group.  2,800     177,492
Lincoln National Corporation......  2,300     109,710
Marsh & McLennan Companies........  4,700     132,775
MBIA, Inc.........................  1,800      10,674
Phoenix Companies, Inc. (The).....  1,000       9,730
Principal Financial Group.........  2,350      99,899
Progressive Corporation...........  6,200     125,550
Safeco Corporation................    850      56,236
Travelers Companies, Inc. (The)...  5,450     240,454
Unum Group........................  3,200      77,312
Wesco Financial Corporation.......     10       3,700
                                          -----------
                                            1,505,215
                                          -----------
Transportation -- 2.7%
Alaska Air Group, Inc. (b)........    300       5,364
AMR Corporation (b)...............  2,100      18,963

                                      SHARES    VALUE
Transportation -- (continued)
Arkansas Best Corporation............    200 $     7,428
Expeditors International
 Washington, Inc.....................  1,950      69,245
FedEx Corporation....................  2,800     220,752
JetBlue Airways (b)..................  1,700       8,959
Kansas City Southern (b).............    700      38,500
Norfolk Southern Corporation.........  3,400     244,528
Ryder System, Inc....................    500      32,980
Southwest Airlines...................  6,700     104,453
United Parcel Service, Inc., Class B.  9,150     577,182
YRC Worldwide, Inc. (b)..............    500       8,450
                                             -----------
                                               1,336,804
                                             -----------
Media -- 2.6%
Emmis Communications,
 Class A (b).........................    200         370
EW Scripps Company...................    133         920
Lee Enterprises, Inc.................    300         906
McClatchy Company (The)..............    400       1,708
McGraw-Hill Companies, Inc...........  2,900     117,943
Meredith Corporation.................    350       8,946
New York Times Company,
 Class A.............................  1,300      16,367
Omnicom Group........................  2,900     123,801
Scholastic Corporation...............    200       5,158
Time Warner, Inc..................... 32,250     461,820
Valassis Communications (b)..........    400       3,528
Walt Disney Company (The)............ 17,300     525,055
Washington Post Company, Class B.....     50      30,913
                                             -----------
                                               1,297,435
                                             -----------
Materials -- 2.5%
Air Products & Chemicals, Inc........  1,900     180,899
Airgas, Inc..........................    750      42,960
Bemis Company........................    900      25,344
Cabot Corporation....................    550      14,757
Calgon Carbon Corporation (b)........    400       7,600
Crown Holdings, Inc. (b).............  1,500      42,045
Domtar Corporation (b)...............  4,900      27,930
Ecolab, Inc..........................  1,600      71,520
H.B. Fuller Company..................    500      12,500
Lubrizol Corporation.................    650      32,370
MeadWestvaco Corporation.............  1,550      41,556
Minerals Technologies, Inc...........    150       9,677
Nalco Holding Company................  1,300      30,550
Nucor Corporation....................  2,850     163,077

 GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS
 July 31, 2008                                                         continued

                                   SHARES    VALUE
Materials -- (continued)
Praxair, Inc......................  2,800 $   262,443
Rock-Tenn Company, Class A........    300      10,665
Rohm and Hass Company.............  1,150      86,250
Schnitzer Steel Industries, Inc.,
 Class A..........................    150      13,536
Sealed Air Corporation............  1,500      32,550
Sigma-Aldrich Corporation.........  1,200      72,888
Sonoco Products Company...........    950      30,989
Valspar Corporation...............    900      19,503
Wausau Paper Corporation..........    300       2,658
Worthington Industries............    600      10,644
                                          -----------
                                            1,244,911
                                          -----------
Consumer Services -- 1.6%
Choice Hotels International, Inc..    300       7,455
Darden Restaurants, Inc...........  1,300      42,341
DeVry, Inc........................    500      28,405
McDonald's Corporation............ 10,250     612,848
Starbucks Corporation (b).........  6,600      96,954
Wendy's International, Inc........    800      18,360
                                          -----------
                                              806,363
                                          -----------
Consumer Durables & Apparel -- 1.5%
Black & Decker Corporation........    600      36,012
Centex Corporation................  1,100      16,148
Champion Enterprises, Inc. (b)....    500       1,975
Coach, Inc. (b)...................  3,100      79,081
D.R. Horton, Inc..................  2,500      27,800
Deckers Outdoor Corporation (b)...    100      11,301
Harman International..............    500      20,585
Hartmarx Corporation (b)..........    200         318
KB Home...........................    700      12,313
Leggett & Platt, Inc..............  1,500      29,250
Liz Claiborne, Inc................    900      11,763
Mattel, Inc.......................  3,250      65,163
Newell Rubbermaid, Inc............  2,500      41,325
Nike, Inc., Class B...............  3,400     199,512
Phillips-Van Heusen Corporation...    500      17,700
Pulte Homes, Inc..................  1,800      21,978
Snap-On, Inc......................    500      28,145
Stanley Works (The)...............    750      33,360
Timberland Company (The) (b)......    400       5,736
Tupperware Brands Corporation.....    600      23,400
Whirlpool Corporation.............    700      52,990
                                          -----------
                                              735,855
                                          -----------

                                   SHARES    VALUE
Utilities -- 1.1%
AGL Resources, Inc................    700 $    24,192
Alliant Energy Corporation........  1,050      33,842
Atmos Energy Corporation..........    800      21,176
Avista Corporation................    500      11,310
Cleco Corporation.................    500      12,565
Energen Corporation...............    600      36,120
Equitable Resources, Inc..........  1,200      62,699
IDACORP, Inc......................    400      11,924
MGE Energy, Inc...................    250       8,778
National Fuel Gas Company.........    750      37,343
Nicor, Inc........................    400      15,928
NiSource, Inc.....................  2,500      42,700
Northwest Natural Gas Company.....    200       9,050
NSTAR.............................  1,000      31,860
OGE Energy Corporation............    800      26,176
Pepco Holdings, Inc...............  1,800      44,892
Questar Corporation...............  1,550      81,963
Southern Union Company............  1,100      28,732
WGL Holdings......................    450      15,539
                                          -----------
                                              556,789
                                          -----------
Renewable Energy & Energy Efficiency -- 1.1%
Applied Materials, Inc............ 12,300     213,036
Energy Conversion Devices,
 Inc. (b).........................    350      24,476
First Solar, Inc. (b).............    320      91,235
Itron, Inc. (b)...................    300      27,699
Johnson Controls, Inc.............  5,400     162,864
Ormat Technologies, Inc...........    100       4,802
SunPower Corporation, Class A (b).    300      23,631
Zoltek Companies, Inc. (b)........    250       5,580
                                          -----------
                                              553,323
                                          -----------
Real Estate -- 0.6%
CB Richard Ellis Group, Inc.,
 Class A (b)......................  1,600      22,480
General Growth Properties.........  2,400      65,784
Jones Lang LaSalle, Inc...........    250      11,910
Liberty Property Trust............    800      29,120
Maguire Properties, Inc...........    300       3,237
ProLogis..........................  2,350     114,868
Regency Centers Corporation.......    650      38,675
                                          -----------
                                              286,074
                                          -----------

 GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS
 July 31, 2008                                                         concluded

                                      SHARES    VALUE
Commercial Services & Supplies -- 0.6%
Avery Dennison Corporation........... 1,000  $    44,010
Brady Corporation, Class A...........   450       16,502
Deluxe Corporation...................   450        6,435
Herman Miller, Inc...................   500       13,070
HNI Corporation......................   400        8,660
IKON Office Solutions, Inc...........   800       11,440
Interface, Inc., Class A.............   400        4,740
Kelly Services.......................   200        3,682
Monster Worldwide, Inc. (b).......... 1,150       20,401
Pitney Bowes, Inc.................... 1,850       58,626
R.R. Donnelley & Sons Company........ 1,950       52,065
Robert Half International, Inc....... 1,400       35,406
Standard Register....................   100          883
Steelcase, Inc.......................   500        4,980
                                             -----------
                                                 280,900
                                             -----------
Automobiles & Components -- 0.3%
BorgWarner, Inc...................... 1,000       40,320
Harley-Davidson, Inc................. 2,150       81,356
Modine Manufacturing Company.........   200        3,488
Spartan Motors, Inc..................   225        1,220
                                             -----------
                                                 126,384
                                             -----------
Healthy Living -- 0.1%
Gaiam, Inc. (b)......................   100        1,466
Hain Celestial Group, Inc. (The) (b).   350        9,149
United Natural Foods, Inc. (b).......   400        7,688
Whole Foods Market, Inc.............. 1,250       27,713
                                             -----------
                                                  46,016
                                             -----------
Total Securities
 (Cost $54,815,524)..................         50,057,215
                                             -----------

                                       SHARES    VALUE
SHORT TERM OBLIGATION -- 0.1%
Repurchase Agreement --
 State Street Bank & Trust
 Repurchase Agreement,
 0.90%, dated 07/31/08, due
 08/01/08, proceeds $32,253
 (collateralized by a Freddie Mac
 Bond, 6.14%, due
 07/01/2036, value $32,972)
 (Cost $32,253).......................        $    32,253
                                              -----------
TOTAL INVESTMENTS (a) -- 99.9%
  (Cost $54,847,777)..................         50,089,468
Other Assets Less Liabilities -- 0.1%.             33,229
                                              -----------
NET ASSETS -- 100.0%..................        $50,122,697
                                              ===========

--------
(a)The cost of investments for federal income tax purposes is $55,030,552 resulting in gross unrealized appreciation and depreciation of $3,316,004 and $8,257,088 respectively, or net unrealized depreciation of $4,941,084.
(b)Non-income producing security

                       See Notes to Financial Statements

 GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES
 July 31, 2008

                                                                       BALANCED FUND EQUITY FUND
                                                                       ------------- -----------
ASSETS:
Investments, at value (cost $52,548,024 and $54,847,777 respectively). $ 52,496,821  $50,089,468
Receivables for:
  Securities sold.....................................................           --       72,339
  Capital stock sold..................................................        2,525       22,945
  Interest............................................................      234,034            1
  Dividends...........................................................       32,383       72,631
                                                                       ------------  -----------
   Total assets.......................................................   52,765,763   50,257,384
                                                                       ------------  -----------
LIABILITIES:
Payable for securities purchased......................................           --       89,216
Payable for capital stock repurchased.................................        1,369        7,297
Accrued expenses......................................................       61,023       38,174
                                                                       ------------  -----------
   Total liabilities..................................................       62,392      134,687
                                                                       ------------  -----------
NET ASSETS............................................................ $ 52,703,371  $50,122,697
                                                                       ============  ===========
NET ASSETS CONSIST OF:
Paid-in capital....................................................... $ 65,242,053  $55,041,553
Undistributed net investment income...................................       69,103       50,242
Accumulated net realized losses on investments........................  (12,556,466)    (210,789)
Net unrealized depreciation on investments............................      (51,319)  (4,758,309)
                                                                       ------------  -----------
NET ASSETS............................................................ $ 52,703,371  $50,122,697
                                                                       ============  ===========
SHARES OUTSTANDING....................................................    3,190,070    2,661,257
                                                                       ============  ===========
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE........ $      16.52  $     18.83
                                                                       ============  ===========

 GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS
 For the year ended July 31, 2008

                                                                                           BALANCED FUND EQUITY FUND
-                                                                                          ------------- -----------
INVESTMENT INCOME:
Interest income...........................................................................  $   946,362  $     4,121
Dividend and other income (net of $6,368 and $93 foreign withholding taxes, respectively).      564,155      824,808
                                                                                            -----------  -----------
   Total investment income................................................................    1,510,517      828,929
                                                                                            -----------  -----------
EXPENSES:
Administrative services fee...............................................................      382,569      301,055
Investment advisory fee...................................................................      340,784      107,617
                                                                                            -----------  -----------
   Total expenses.........................................................................      723,353      408,672
                                                                                            -----------  -----------
NET INVESTMENT INCOME.....................................................................      787,164      420,257
                                                                                            -----------  -----------
NET REALIZED AND UNREALIZED LOSSES:
Net realized losses on investments:.......................................................     (541,702)    (200,802)
Change in net unrealized depreciation on investments:.....................................   (3,217,819)  (6,052,516)
                                                                                            -----------  -----------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS.........................................   (3,759,521)  (6,253,318)
                                                                                            -----------  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................  $(2,972,357) $(5,833,061)
                                                                                            ===========  ===========

                       See Notes to Financial Statements

 GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

                                                                              BALANCED FUND                EQUITY FUND
                                                                       --------------------------  --------------------------
                                                                          FOR THE       FOR THE       FOR THE       FOR THE
                                                                        YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                       JULY 31, 2008 JULY 31, 2007 JULY 31, 2008 JULY 31, 2007
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income...............................................  $   787,164   $   660,398   $   420,257   $   347,827
  Net realized gains (losses) on:
   Investments........................................................     (541,702)    1,970,834      (200,802)       67,872
   Investments allocated from Domini Trust............................           --            --            --       298,836
   Withdrawal of investment from Domini Trust.........................           --            --            --     9,896,339
  Change in net unrealized appreciation/depreciation on:
   Investments........................................................   (3,217,819)    2,617,738    (6,052,516)    1,294,207
   Investments allocated from Domini Trust............................           --            --            --    (7,010,701)
                                                                        -----------   -----------   -----------   -----------
  Net increase (decrease) in net assets resulting from operations.....   (2,972,357)    5,248,970    (5,833,061)    4,894,380
                                                                        -----------   -----------   -----------   -----------
Dividends and distributions to shareholders:
  From net investment income..........................................     (818,386)     (612,601)     (416,913)     (335,455)
  From net realized gains.............................................           --            --    (1,920,696)           --
                                                                        -----------   -----------   -----------   -----------
  Total dividends and distributions...................................     (818,386)     (612,601)   (2,337,609)     (335,455)
                                                                        -----------   -----------   -----------   -----------
Capital share transactions:
  Proceeds from sales of shares.......................................    9,765,077     4,939,216    19,728,464     9,725,081
  Reinvestment of dividends and distributions.........................      794,658       593,710     2,312,227       329,289
  Payments for shares redeemed........................................   (5,819,177)   (8,645,516)   (5,979,111)   (5,319,171)
                                                                        -----------   -----------   -----------   -----------
  Net increase (decrease) in net assets resulting from capital share
   transactions.......................................................    4,740,558    (3,112,590)   16,061,580     4,735,199
                                                                        -----------   -----------   -----------   -----------
Total increase in net assets..........................................      949,815     1,523,779     7,890,910     9,294,124
NET ASSETS:
  Beginning of year...................................................   51,753,556    50,229,777    42,231,787    32,937,663
                                                                        -----------   -----------   -----------   -----------
  End of year.........................................................  $52,703,371   $51,753,556   $50,122,697   $42,231,787
                                                                        ===========   ===========   ===========   ===========
  Undistributed net investment income.................................       69,103        46,139        50,242        50,719

                       See Notes to Financial Statements

 GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

                                                                   FOR THE YEARS ENDED JULY 31,
                                                          ---------------------------------------------
                                                            2008      2007     2006      2005     2004
Net Asset Value, beginning of year....................... $ 17.78   $ 16.29  $ 16.52   $ 14.11  $ 13.88
                                                          -------   -------  -------   -------  -------
Income from investment operations:
  Net investment income..................................    0.28      0.22     0.03      0.05     0.12
  Net realized and unrealized gain (loss) on investments.   (1.27)     1.48    (0.23)     2.42     0.23
                                                          -------   -------  -------   -------  -------
Total increase (decrease) from investment operations.....   (0.99)     1.70    (0.20)     2.47     0.35
                                                          -------   -------  -------   -------  -------
Less dividends:
  Dividends from net investment income...................   (0.27)    (0.21)   (0.03)    (0.06)   (0.12)
                                                          -------   -------  -------   -------  -------
Net Asset Value, end of year............................. $ 16.52   $ 17.78  $ 16.29   $ 16.52  $ 14.11
                                                          =======   =======  =======   =======  =======
Total return.............................................   (5.62)%   10.40%   (1.22)%   17.41%    2.49%
Ratios/Supplemental data:
  Net assets, end of year (in 000's)..................... $52,703   $51,754  $50,230   $62,449  $50,398
  Ratio of expenses to average net assets................    1.38%     1.44%    2.39%     2.38%    2.37%
  Ratio of net investment income to average net assets...    1.50%     1.24%    0.15%     0.35%    0.71%
  Portfolio turnover.....................................      44%       35%     110%       86%      81%

 GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

                                                                             FOR THE YEARS ENDED JULY 31,
                                                               -----------------------------------------------------
                                                                 2008       2007        2006        2005        2004
Net Asset Value, beginning of year............................ $ 22.66   $ 19.91     $ 19.91     $ 18.18     $ 16.45
                                                               -------   -------     -------     -------     -------
Income from investment operations:
  Net investment income.......................................    0.18      0.19        0.04        0.12          --
  Net realized and unrealized gain (loss) on investments......   (2.81)     2.75       (0.01)       1.72        1.74
                                                               -------   -------     -------     -------     -------
Total increase/(decrease) from investment operations..........   (2.63)     2.94        0.03        1.84        1.74
                                                               -------   -------     -------     -------     -------
Less dividends:
  Dividends from net investment income........................   (0.19)    (0.19)      (0.03)      (0.11)      (0.01)
  Distributions from net realized gains.......................   (1.01)       --          --          --          --
                                                               -------   -------     -------     -------     -------
Total decrease from dividends.................................   (1.20)    (0.19)      (0.03)      (0.11)      (0.01)
                                                               -------   -------     -------     -------     -------
Net Asset Value, end of year.................................. $ 18.83   $ 22.66     $ 19.91     $ 19.91     $ 18.18
                                                               -------   -------     -------     -------     -------
Total return..................................................  (12.28)%   14.76%       0.16%      10.10%      10.61%
Ratios/Supplemental data:
  Net assets, end of year (in 000's).......................... $50,123   $42,232     $32,938     $35,383     $33,152
  Ratio of expenses to average net assets.....................    0.95%     0.95%       1.50%       1.50%       1.50%
  Ratio of net investment income (loss) to average net assets.    0.98%     0.89%       0.20%       0.64%      (0.01)%
  Portfolio turnover..........................................       6%        8%(b)      12%(a)       9%(a)       8%(a)

(a)Represents portfolio turnover for the Domini Social Equity Trust ("Domini Trust") for the years ended 2006, 2005 and 2004.
(b)Represents portfolio turnover for the Equity Fund from November 28, 2006 to July 31, 2007. Portfolio turnover for the Domini Trust from August 1, 2006 to November 27, 2006 was 1%. For further information regarding the withdrawal of the Equity Fund's investment in the Domini Trust, please see the notes to the financial statements.

                       See Notes to Financial Statements

 GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Organization and Significant Accounting Policies
Green Century Funds (the "Trust") is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the "Balanced Fund") and the Green Century Equity Fund (the "Equity Fund"), collectively, the "Funds". The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

Through November 27, 2006, the Equity Fund invested substantially all of its assets in the Domini Social Equity Trust (the "Domini Trust"), an open-end, diversified management investment company which had the same investment objective as the Fund. The Equity Fund accounted for its investment in the Domini Trust as a partnership investment and recorded its share of the Domini Trust income, expenses and realized and unrealized gains and losses daily. The value of such investment reflected the Fund's proportionate interest in the net assets of the Domini Trust (2.57% at November 27, 2006). Effective November 28, 2006, the Equity Fund withdrew its investment from the Domini Trust and directly invested in the securities of the companies included in the Domini 400 Social/SM /Index (the "Domini Index").

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Funds' significant accounting policies:

    (A)Investment Valuation: Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market(R) and SmallCap/SM /securities are valued at the NASDAQ Official Closing Price
       ("NOCP"). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ's published procedures if it falls outside this range. If an NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

 GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS                     continued

    (B)Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
    (C)Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund may utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds may write put or call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts.
    (D)Repurchase Agreements: The Funds may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds' adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
    (E)Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. generally accepted accounting principles. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
    (F)Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.
       In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN
       48). FIN 48 addresses the accounting for

 GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS                     continued

       uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds' assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted FIN 48 in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2008. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits in 2008. At July 31, 2008, the tax years 2005 through 2008 remain open to examination by the Internal Revenue Service.
    (G)Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2008, the Balanced Fund and Equity Fund received $411 and $2,134, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

NOTE 2 -- Transactions With Affiliates
    (A)Investment Adviser: Green Century Capital Management, Inc. ("Green Century") is the adviser ("the Adviser") for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund's average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund's average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
    (B)Subadvisers: Trillium Asset Management Corporation ("Trillium") is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2008, Green Century accrued fees of $198,499 to Trillium. Mellon Capital Management Corporation ("Mellon") is the subadviser for the Equity Fund. Mellon is paid a fee by the Adviser the greater of $50,000 or 0.08% of the value of the average daily net assets of the Fund up to but not including $100 million, 0.05% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.02% of the average daily net assets of the Fund from and including $500 million up to but not including $1 billion and 0.01% of the average daily net assets of the Fund equal to or in excess of $1 billion for its services. For the year ended July 31, 2008, Green Century accrued fees of $50,000 to Mellon.
    (C)Administrator: Green Century is the administrator ("the Administrator") of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary

 GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS                     continued

       expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.38% of the Fund's average daily net assets. The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 0.95% of the Fund's average daily net assets.
    (D)Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. ("UMBFS") as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2008, Green Century accrued fees of $81,987 and $81,987 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
    (E)Index Agreement: The Equity Fund invests in the securities of the companies included in the Domini Index. The Domini Index is owned and maintained by KLD Research and Analytics, Inc. ("KLD"). For the use of the Index, KLD is paid a fee by the Adviser the greater of $50,000 or at an annual rate of 0.10% on the first $500 million of average daily net assets, 0.075% on average daily net assets on the next $500 million, and 0.05% on average daily net assets in excess of $1 billion. For the year ended July 31 2008, Green Century accrued fees of $50,000 to KLD.

NOTE 3 -- Investment Transactions
The Balanced Fund's cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $25,947,291 and $22,404,421, respectively, for the year ended July 31, 2008. The Equity Fund's cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $17,010,703 and $2,704,237, respectively.

NOTE 4 -- Federal Income Tax Information
The tax basis of the components of distributable net earnings (deficit) at July 31, 2008 were as follows:

                                                 BALANCED FUND EQUITY FUND
                                                 ------------- -----------
    Undistributed ordinary income............... $     69,103  $    60,351
    Undistributed long-term capital gains.......            0          564
                                                 ------------  -----------
    Tax accumulated earnings....................       69,103       60,915
                                                 ------------  -----------
    Accumulated capital and other losses........  (12,553,212)     (38,687)
    Unrealized depreciation.....................      (54,457)  (4,941,084)
    Unrealized depreciation on foreign currency.         (116)           0
                                                 ============  ===========
    Distributable net earnings (deficit)........ $(12,538,682) $(4,918,856)
                                                 ============  ===========

The Balanced Fund has an accumulated capital loss carryforward of $11,693,400 of which $2,323,170 expires in the year 2010 and $9,370,230 expires in the year 2011. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

 GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS                     concluded


The Balanced Fund utilized $262,222 of its capital loss carryforwards during the year ended July 31, 2008.

At July 31, 2008, the Balanced and Equity Fund had net realized capital losses from transactions between November 1, 2007 and July 31, 2008 of $859,812 and $38,687, respectively, which for tax purposes, are deferred and will be recognized in fiscal year 2009.

The tax character of distributions paid during the fiscal years ended July 31, 2008 and July 31, 2007 were as follows:

                                      BALANCED FUND                EQUITY FUND
                               --------------------------- ---------------------------
                                YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                               JULY 31, 2008 JULY 31, 2007 JULY 31, 2008 JULY 31, 2007
Ordinary income...............   $818,386      $612,601     $  416,913     $335,455
Long-term capital gains.......         --            --      1,920,696           --

NOTE 5 -- Capital Share Transactions
Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

                                  BALANCED FUND                EQUITY FUND
                           --------------------------  --------------------------
                            YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                           JULY 31, 2008 JULY 31, 2007 JULY 31, 2008 JULY 31, 2007
Shares sold...............    565,799       278,696       977,702       430,260
Reinvestment of dividends.     45,757        32,817       107,012        14,371
Shares redeemed...........   (331,445)     (485,913)     (287,203)     (253,379)
                             --------      --------      --------      --------
                              280,111      (174,400)      797,511       209,252
                             ========      ========      ========      ========

NOTE 6 -- New Accounting Pronouncement
In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements." The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles ("GAAP"), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement will be effective for the Funds' financial statements issued for fiscal years and interim periods beginning August 1, 2008. Management does not expect material impacts to the Funds' financial statements from the application of the Statement to the Funds.

NOTE 7 -- Subsequent Event
Lehman Brothers Holdings Inc. ("Lehman") made a bankruptcy filing on September 15, 2008, subsequent to the reporting period. The reported value of the Balanced Fund's position as of July 31, 2008 in the Lehman corporate bond does not reflect this development or portfolio transactions after July 31, 2008. The effect of this development on the Fund's total net assets is material and is incorporated in the current daily calculation of the Fund's net asset value. From July 31, 2008 to September 24, 2008, the decrease in the value of the Fund's holding in the Lehman corporate bond was $303,438.

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


[LOGO] KPMG

The Board of Trustees and Shareholders
Green Century Funds:

We have audited the accompanying statement of assets and liabilities of the Green Century Balanced Fund and the Green Century Equity Fund (collectively the "Funds"), each a series of Green Century Funds, including the Funds' portfolios, as of July 31, 2008, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Green Century Balanced Fund and the Green Century Equity Fund as of July 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                          [LOGO] KPMG LLP

Boston, Massachusetts
September 26, 2008

 TAX INFORMATION (UNAUDITED)


For the year ended July 31, 2008, the Balanced and Equity Fund had 58.60% and 100%, respectively, of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2008, the Balanced and Equity Fund had 70.81% and 100%, respectively, of dividends paid from net investment income, designated as qualified dividend income.

 GREEN CENTURY FUNDS TRUSTEES AND OFFICERS


The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2008. Each Trustee and each Officer of the Trust noted as an "interested person" (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below, with the exception of Mr. Comerford. Mr. Comerford is an "interested person" by virtue of his employment with Instinet, LLC, and prior to that with Nomura Securities International, each of which may provide brokerage services to Mellon Capital Management Corporation, the subadviser to the Equity Fund. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust's Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

                          POSITION(S) HELD                                                             NUMBER OF
                           WITH THE TRUST                                                              PORTFOLIOS
                            AND LENGTH OF                  PRINCIPAL OCCUPATION(S) DURING               OVERSEEN
NAME, ADDRESS AND AGE        TIME SERVED              PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD        BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Independent Trustees:
David J. Fine            Trustee since 1991     Proprietor, Law Offices of David J. Fine (since 2001)      2
40 Court Street
Suite 700
Boston, MA 02108
Age: 60

Douglas M. Husid       Chairperson since 2005,  Director, Goulston & Storrs, P.C. (since 1991)             2
400 Atlantic Avenue      Trustee since 1991
Boston, MA 02110
Age: 56

Stephen J. Morgan        Trustee since 1991     Vice President, Clean Energy Solutions, Inc. (since        2
104 Landing Drive                               2007);
Chapel Hill, NC 27514                           Vice President, AMERESCO, Inc. (2000-2007)
Age: 60

James H. Starr           Trustee since 1991     President, Peanut Mine, Inc. (since 2002); Attorney,       2
114 State Street                                Starr and Associates, PC (since 1982); County
Suite 200                                       Commissioner, Gunnison County, CO (since 1999);
Boston, MA 02109                                Director, Crested Butte Land Trust (since 1991)
Age: 60

                          POSITION(S) HELD                                                             NUMBER OF
                           WITH THE TRUST                                                              PORTFOLIOS
                            AND LENGTH OF                  PRINCIPAL OCCUPATION(S) DURING               OVERSEEN
NAME, ADDRESS AND AGE        TIME SERVED              PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD        BY TRUSTEE
-----------------------------------------------------------------------------------------------------------------
Interested Trustees:
John Comerford*          Trustee since 2005     Executive Vice President, Instinet, LLC (since 2007);      2
114 State Street                                Managing Director and Head of Quantitative Trading
Suite 200                                       Research, Nomura Securities International 2003-2007
Boston, MA 02109
Age: 39

Douglas H. Phelps*       Trustee since 1997     President (1996 to 2003) and Director (since 1996),        2
1550 Larimer St. #216                           Green Century Capital Management, Inc.; Chairman,
Denver, CO 80202                                Fund for Public Interest Research (since 1982);
Age: 61                                         President, Telefund, Inc. (since 1988); President,
                                                Grassroots Campaigns, Inc. (Since 2003)

Wendy Wendlandt*         Trustee since 1991     President (since 2006) and Director (since 2006),          2
114 State Street                                Green Century Capital Management, Inc; Senior
Suite 200                                       Staff, Fund for Public Interest Research, Center for
Boston, MA 02109                                Public Interest Research (since 1989)
Age: 46

Officers:
Kristina A. Curtis*     President since 2005    Senior Vice President of Finance and Operations           Not
114 State Street                                (since 2002), Treasurer and Director (since 1991),     applicable
Suite 200                                       Senior Vice President (since 1991), Green Century
Boston, MA 02109                                Capital Management, Inc.
Age: 55

Amy Puffer*               Chief Compliance      Chief Compliance Officer (since 2004), Clerk and          Not
114 State Street         Officer since 2004;    Director (since 2006), Green Century Capital           applicable
Suite 200              Secretary and Assistant  Management, Inc.; Senior Specialist, PFPC Inc. (2003-
Boston, MA 02109        Treasurer since 2006    2004)
Age: 49

Bernadette Buck*        Treasurer since 2006    Senior Finance and Operations Manager, Green              Not
114 State Street                                Century Capital Management, Inc. (since 2005); State   applicable
Suite 200                                       Program Director, SmartPower, Inc. (2003-2005);
Boston, MA 02109                                Teacher, Princeton Review (2003-2005)
Age: 38

                                                                  Annual Report



INVESTMENT ADVISER AND ADMINISTRATOR
Green Century Capital Management, Inc.
114 State Street
Boston, MA 02109
1-800-93-GREEN
www.greencentury.com
e-mail: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)
Trillium Asset Management Corporation
711 Atlantic Avenue
Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)
Mellon Capital Management Corporation
500 Grant Street Suite 4200
Pittsburgh PA 15258

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

SUBADMINISTRATOR and DISTRIBUTOR
UMB Fund Services, Inc. (Subadministrator)
UMB Distribution Services, LLC (Distributor)
803 West Michigan Street, Suite A
Milwaukee, WI 53233

CUSTODIAN
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
2960 North Meridian Street Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
99 High Street
Boston, MA 02110
      [LOGO] GREEN CENTURY FUNDS
                                                                  July 31, 2008

                                                                  Balanced Fund

--------------------------------------------------------------------------------

                                                                         Equity
                                                                           Fund
[LOGO] GREEN CENTURY FUNDS
    An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2.  Code of Ethics

   (a) The registrant has adopted a Code of Ethics applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

   (c) During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

   (d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

   (e)    Not applicable.

   (f) A copy of the registrant's Code of Ethics referred to in Item 2(a) above is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Stephen J. Morgan, a member of the Board's audit committee, qualifies as an "audit committee financial expert" as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Morgan is "independent" as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services

   (a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

                 For the fiscal year ended 7/31/08: $32,400.00
                 For the fiscal year ended 7/31/07: $27,000.00

   (b) Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this item.

   (c) Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

                 For the fiscal year ended 7/31/08: $10,400.00

                 For the fiscal year ended 7/31/07: $8,700.00

   (d) All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

   (e)(1) The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds' auditor to the Funds' investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor's independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

   (e)(2) One hundred percent of the services described in each of paragraphs
          (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

   (f)    Not applicable.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant's accountant for services rendered to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

                 For the fiscal year ended 7/31/08: $10,400.00
                 For the fiscal year ended 7/31/07: $8,700.00

   (h)    Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures

   (a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the "Disclosure Controls") as of a date within 90 days of the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

   (b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

   (a)(1) Code of Ethics: incorporated by reference to the Registrant's Form N-CSR filed on October 7, 2004.

      (2) Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

   (b) Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina A. Curtis
-----------------------------------------
Kristina A. Curtis
President
October 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina A. Curtis
-----------------------------------------
Kristina A. Curtis
President and Principal Executive Officer
October 8, 2008

/s/ Bernadette L. Buck
-----------------------------------------
Bernadette L. Buck
Treasurer and Principal Financial Officer
October 8, 2008